Exhibit 10.53

STANDARD FORM OF CONDOMINIUM APARTMENT LEASE
THE REAL ESTATE BOARD OF NEW YORK, INC.
©Copyright 2019. All Rights Reserved. Reproduction in whole or in part is expressly prohibited

PREAMBLE: This Lease contains the agreements between Tenant and Owner concerning the rights and obligations of each party. Tenant and Owner have other rights and obligations which are set forth in government laws and regulations.

Tenant should read this Lease carefully. If Tenant has any questions, or if Tenant does not understand any words or statements herein, obtain clarification from an attorney. Once Tenant and Owner sign this Lease, Tenant and Owner will be presumed to have read it and understood it completely. Tenant and Owner admit that all agreements between Tenant and Owner have been written into this Lease except for obligations arising under the Condominium Documents (as defined in Article 4). Tenant understands that any agreements made before or after this Lease was signed and not written into it will not be enforceable.

THIS LEASE is made as of February (month) 10 (day) 2020 (year) between Owner (hereinafter referred to as "Owner" or "Lessor"), Strawberry Holdings, Inc. whose address is 9068 Forsstrom Drive, Suite C-1 Lone Tree, CO 80124, and Tenant (hereinafter referred to as "Tenant" or "Lessee"), The Maven whose address is 5048 Roosevelt Way Northeast Seattle, WA 98105.

Please note the following paragraphs that require a selection among alternative wording: 2, 3E, 36
Please note the following paragraphs that require deletions if inapplicable: 10D, 13C(ii), 13E, 26, 33C(i), 34, 35, 36, 37, 38, 39, 40, 61, 62
Please note the following paragraphs that require the insertion of terms (and/or delete if inapplicable): 1, 2, 3A, 3B, 5, 10D, 13, 26, 33, 36, 37, 40, Exhibit A (Memorandum Confirming Term), Exhibit B (Owner's Work), Exhibit C (Apartment Furniture)

1. APARTMENT AND USE

Owner agrees to lease to Tenant condominium unit 27E (the "Apartment") on the 27th floor in the condominium apartment building at 30 West Street, New York (the "Building"), Borough of New York, 10004, City and State of New York, which is known as the Millennium Tower Residences Condominium (the "Condominium"). Tenant shall use the Apartment for living purposes only and for no other purpose (such restricted purposes includes, but are not limited to, any commercial activity or illegal or dangerous activity).

The Apartment may only be occupied by Tenant and the following Permitted Occupants (and occupants as permitted in accordance with Real Property Law §235-f): Emilia & James Heckman and daughter & Paul Edmondson.

Tenant acknowledges that: (i) this Lease may not commence until the Condominium has waived any first refusal rights that it may have with respect to this Lease; and (ii) no other person other than Tenant and the Permitted Occupants may reside in the Apartment without the prior written consent of the Owner and the Condominium. If Tenant violates any of the terms of this provision, the Owner shall have the right to restrain the same by injunctive relief and/or any other remedies provided for under this Lease and at law and/or equity.

2. LEASE COMMENCEMENT DATE; LENGTH OF LEASE

The "Lease Effective Date" is the date a fully executed Lease is returned to Tenant or Tenant's representative by Owner or its representative. The "Lease Commencement Date" is March 1, 2020. Except as may be provided for otherwise in this Lease, the term (that means the length) of this Lease will begin on the Lease Commencement Date and will end on August 31, 2021 (the "Term"). Tenant acknowledges that, notwithstanding anything to the contrary contained in this Lease: (i) the Term of this Lease may be reduced as provided for herein and (ii) the Term shall consist of the period beginning with the Lease Commencement Date through and including, the date that is the last day of the month in which the **[CHOOSE ONE AND CROSS OUT THE OTHER ALTERNATIVES]** [one (1) year][~~two (2) year~~][18 (18) month(s)] anniversary of the Lease Commencement Date occurs.

3. RENT

A. "Rent" is defined as the base rent due under this Lease. Tenant's monthly rent for the Apartment is $ [$8,000/mo from 3/1/20-2/28/21; $8,500/mo from 3/1/21-8/31/21] per month. Tenant must pay Owner the Rent, in equal monthly installments, on the first day of each month either to Owner at the above address or at another place that Owner may inform Tenant of by written notice.

When Tenant signs this Lease, Tenant must pay by bank or cashier's check (or by electronic fund transfer, if instructed by Owner as described below) the following:

- (i) one (1) months' Rent (i.e., $ 8,000);
- (ii) the Security Deposit (in the amount stated in Article 5);
- (iii) any and all fees required in the Lease Package (as hereinafter defined) or by the Condominium (subject to Real Property Law §238-a); and
- (iv) any commission due by Tenant to the Brokers (as defined in Article 36 hereinafter) in connection with this Lease.

B. If the Lease Commencement Date shall not occur on the first day of a calendar month, the Rent for such calendar month shall be prorated on a per diem basis. Tenant acknowledges and agrees that at Owner's request, a copy of all [bank or cashier's] checks and the lease package required by the Condominium (the "Lease Package") must be submitted with the signed Lease to Owner's Attorney and/or Broker (as hereinafter defined in Article 36). Tenant shall complete the Lease Package in good faith and with reasonable diligence (and in any event no later than February 17, 2020 ____, ____).

C. If the Lease begins after the first day of the month, Tenant must pay when Tenant signs this Lease one (1) full months' Rent and for the next full calendar month Tenant shall pay a prorated Rent based on the number of days the Lease began after the first day of the month (for example, if the beginning date of this Lease is the 16th day of the month, Tenant would pay for fifteen (15) out of thirty (30) days, or one-half (1/2), of a full months' Rent for the second calendar month). In any event, if the Lease Commencement Date shall not occur on the first day of a calendar month, the Term shall also include the remainder of the month in which the Lease Commencement Date occurred.

D. Within five (5) business days after the request of Owner, at Owner's option, Tenant shall give Owner a document in the form attached hereto as Exhibit A (a "Memorandum Confirming Term") confirming the Lease Commencement Date, the date Rent commences under this Lease (if different than the Lease Commencement Date), the Lease expiration date and any other material terms of this Lease, certifying that Tenant has accepted delivery of the Apartment and that the condition of the Apartment complies with Owner's obligations hereunder. Tenant's failure to so deliver the Memorandum Confirming Term shall be considered a material default under this Lease, however, Tenant's failure to do so shall not affect the occurrence of the Lease Commencement Date or the validity of this Lease or alter the terms and

provisions contained in the Memorandum Confirming Term if so delivered to Tenant by Owner.

E. Tenant may be required to pay other charges to Owner under the terms of this Lease; such additional charges shall be referred to as "Additional Rent". Any Additional Rent must be paid by Tenant to Owner upon the earlier of (i) the first day of the month immediately following the month said Additional Rent is billed to Tenant or (ii) fifteen (15) days from the date Tenant is billed for the Additional Rent. If Tenant fails to pay the Additional Rent on time, Owner shall have the same rights against Tenant as if Tenant failed to pay Rent. Said Rent and Additional Rent must be paid in full in accordance with the foregoing, without deduction or offset and without the need for demand or notice from Owner. Except as may be provided for otherwise in this Article 3, all Rent and Additional Rent shall be payable to Owner by [check], ~~[direct deposit]~~ **[CROSS OUT ANY FORM OF PAYMENT THAT IS INAPPLICABLE]** or such other form of payment as required by Landlord only. If by direct deposit, Owner shall provide Tenant the necessary wiring instructions.

F. Tenant shall be entitled to a five (5) day grace period for the payment of any sum of Rent or Additional Rent due under this Lease. Any sum of Rent or Additional Rent not paid within five (5) days of the date due shall be subject to a late fee of the lesser of (i) $50.00, or (ii) five percent (5%) of the unpaid amount. Interest shall also be payable on the aforesaid late Rent or Additional Rent beginning thirty (30) days from the due date, such interest accruing at the lesser of (i) the maximum amount allowable by law, or (ii) one and one-half percent per month (1.5%), until the late Rent or Additional Rent is paid in full. There shall be a Fifty Dollar ($50.00) fee for any check which is dishonored or returned. Any late charge or interest charge shall be considered Additional Rent.

G. Owner need not give notice to Tenant to pay Rent. Rent must be paid in full and no amount subtracted from it. The whole amount of Rent is due and payable as of the Lease Commencement Date. Payment of Rent in installments is for Tenant's convenience only. If Tenant is in default under any of the terms and conditions of this Lease, Owner may give notice to Tenant that Tenant may no longer pay Rent in installments and the entire Rent for the remaining part of the Term will then immediately be due and payable.

4. CONDOMINIUM DOCUMENTS

Tenant understands that the Apartment is part of a condominium apartment building and that this Lease shall be subject and subordinate to: (i) the Declaration of Condominium; (ii) the Rules and Regulations of the Condominium (which are sometimes called House Rules); and (iii) the By-Laws of the Condominium. (The Declaration, the Rules and Regulations and the By-Laws of the Condominium and all amendments thereto, including any amendments subsequent to the date hereof, are collectively called the "Condominium Documents".) In the event of any inconsistency between the provisions of this Lease and the Condominium Documents, the provisions of the Condominium Documents shall govern and be binding.

Tenant and the Permitted Occupants of the Apartment shall faithfully observe and comply with the Condominium Documents, other than the provisions of the Condominium Documents required to be performed by Owner (which include the payment of common charges for the Apartment to the Condominium). Tenant and the Permitted Occupants of the Apartment shall not undertake any action which, if performed by Owner, would constitute a violation of the Condominium Documents. A violation of the Condominium Documents by Tenant or the Permitted Occupants shall be a default under this Lease, for which Owner may pursue against Tenant any and all remedies available at law and/or in equity, including but not limited to, the right of injunction and any other rights referred to in this Lease. Tenant acknowledges that Tenant has reviewed the Condominium Documents or waived their examination.

8390 East Crescent Parkway Ste 100
Greenwood Village, CO 80111

5. SECURITY DEPOSIT

Tenant is required to give Owner the sum of $ 8,000 (such amount not to exceed one (1) months' Rent pursuant to The Housing Stability and Tenant Protection Act of 2019) when Tenant signs this Lease as a security deposit (the "Security Deposit"). Owner will deposit this Security Deposit in First American State Ban Bank at ________________, New York. This Security Deposit shall not bear interest, unless if otherwise required by applicable law. In the event that the Security Deposit shall earn interest, then in such event Owner shall be entitled to an administrative fee pursuant to applicable law.

If Tenant carries out all of Tenant's agreements in this Lease and if Tenant moves out of the Apartment and returns it to Owner vacant, broom clean and in the same condition it was in when Tenant first occupied it, except for ordinary wear and tear or damage caused by fire or other casualty through no fault of Tenant, Owner will return to Tenant the full amount of the Security Deposit, within fourteen (14) days after the later of (i) the date this Lease ends, or (ii) the date Tenant vacates the Apartment. However, if Tenant is in default of Tenant's obligations under this Lease and/or there are any damages to the Apartment beyond ordinary wear and tear or damage caused by fire or other casualty, Owner may keep all or part of the Security Deposit to cover reasonable repairs of such damage and Owner shall provide Tenant with an itemized statement indicating the basis for the amount of the Security Deposit retained within the aforementioned fourteen (14) day period. Furthermore, for sake of clarity and emphasis, (i) if Tenant does not carry out all of Tenant's obligations under this Lease, Owner may keep all or part of the Security Deposit necessary to pay Owner for any losses incurred, including missed payments, and (ii) Owner's retention of the Security Deposit as allowable under this Lease shall not be deemed to be Owner's sole remedy for any default by Tenant of Tenant's obligations pursuant to the terms and conditions of this Lease.

TENANT ACKNOWLEDGES AND AGREES THAT THE SECURITY DEPOSIT CANNOT BE USED TOWARDS RENT OR ADDITIONAL RENT BY TENANT. Notwithstanding anything to the contrary contained in this Lease, if Owner shall apply all or any portion of the Security Deposit to cure a default by Tenant hereunder during the Term of this Lease, Tenant shall, within five (5) business days, deposit with Owner that sum which shall be necessary to maintain the security in an amount equal to the Security Deposit as so required in this Article 5. Failure to replenish the Security Deposit in a timely manner shall be deemed a default under this Lease.

If Owner sells the Apartment, Owner, at its sole option, will turn over the Security Deposit either to Tenant or to the person buying the Apartment within five (5) days after the sale. Owner will then notify Tenant, by registered, certified or overnight mail by a nationally recognized overnight courier, of the name and address of the person or company to whom the deposit has been turned over. In such case, Owner will have no further responsibility to Tenant for the Security Deposit and the new owner will become responsible to Tenant for the Security Deposit.

6. IF TENANT IS UNABLE TO MOVE IN

Except as otherwise provided herein, Owner shall not be liable for failure to give Tenant possession of the Apartment on the Lease Commencement Date. Rent shall be payable as of the beginning of this Lease Term unless Owner is unable to give Tenant possession. A situation could arise which might prevent Owner from letting Tenant move into the Apartment on the Lease Commencement Date. If this happens for reasons beyond Owner's reasonable control, including the failure to obtain the Condo Waiver, Owner will not be responsible for Tenant's damages or expenses and this Lease will remain in effect. However, in such case, this Lease will start on the Lease Commencement Date and the ending date of this Lease as specified in Article 2 will remain the same (unless otherwise mutually agreed to in writing by Tenant and Owner). Tenant will not have to pay Rent until the date possession is available, or the date Tenant moves in, whichever is earlier (however, in no event shall Tenant move in or take possession prior to the date Owner shall have given Tenant notice that Tenant may take possession of the Apartment). Owner will notify Tenant as to the date possession is available. If Owner does not give Tenant notice that possession is available within thirty (30) days after the Lease Commencement Date, provided that Owner's failure to deliver possession is not due to a Tenant delay, Tenant may send a fifteen (15) day written termination notice (the "Termination Notice") to Owner, and if Owner is unable to deliver possession within fifteen (15) days of receipt of Tenant's Termination Notice, this Lease shall terminate and be of no further force and effect and all prepaid Rent, the Security Deposit and any other fees paid by Tenant (except for non-refundable fees required in the Lease package or by the Condominium) at the execution of this Lease shall be promptly returned to Tenant.

7. CAPTIONS

In any dispute arising under this Lease, in the event of a conflict between the text and a caption, the text controls.

8. WARRANTY OF HABITABILITY

A. All of the sections of this Lease are subject to the provisions of the Warranty of Habitability Law Under that law, Owner agrees

that the Apartment is fit for human habitation and that there will be no conditions which will be detrimental to life, health or safety.

B. Tenant will do nothing to interfere with or make more difficult the Condominium's efforts to provide Tenant and all other occupants of the Condominium with the required facilities and services. Any condition caused by Tenant's misconduct or the misconduct of Tenant Parties (as hereinafter defined) or anyone else under Tenant's direction or control shall not be a breach by Owner.

9. CARE OF APARTMENT; END OF LEASE-MOVING OUT

A. At all times during the Term of this Lease, Tenant will take good care of the Apartment and will not permit or do any damage to it, except for damage which occurs through ordinary wear and tear. Tenant shall, at Tenant's own cost and expense, make all repairs caused or occasioned by Tenant, or Tenant's agents, contractors, invitees, licensees, guests or servants (collectively hereinafter "Tenant Parties"). In addition, Tenant shall promptly notify Owner and/or the Building Superintendent/Building Manager in writing upon the occurrence of any problem, malfunction or damage to the Apartment. Tenant will move out on or before the ending date of this Lease and leave the Apartment in good order and in the same condition as it was when Tenant first occupied it, except for ordinary wear and tear and damage caused by fire or other casualty through no fault of Tenant.

B. CLEANING. Tenant is required to use only non-abrasive cleaning agents in the Apartment. Tenant is responsible for damage done by use of any improper cleaning agents.

C. If Tenant fails to maintain the Apartment or make a needed repair or replacement as required hereunder, Owner may hire a professional and make such maintenance, repairs or replacements at Tenant's sole cost and expense. Owner's reasonable expense will be payable by Tenant to Owner as Additional Rent within ten (10) business days after Tenant receives a bill from Owner.

D. When this Lease ends, Tenant must remove all of Tenant's movable property. Tenant must also remove at Tenant's own expense, any wall covering, bookcases, cabinets, mirrors, painted murals or any other installation or attachment Tenant may have installed in the Apartment, even if it was done with Owner's consent. If the Condominium imposes any "move-out" deposits or fees, Tenant shall pay any such deposit or fee when requested by the Condominium. Tenant must restore and repair to its original condition those portions of the Apartment affected by those installations and removals. Tenant has not moved out until all persons, furniture and other property of Tenant's is also out of the Apartment. If Tenant's property remains in the Apartment after this Lease ends, Owner may either treat Tenant as still in occupancy and charge Tenant for use, or may consider that Tenant has given up the Apartment and any property remaining in the Apartment. In this event, Owner may either discard the property or store it at Tenant's expense. Tenant agrees to pay Owner for all costs and expenses incurred in removing such property. The provisions of this article will continue to be in effect after the end of this Lease.

E. Except as provided for otherwise in Article 37 of this Lease, in the event that (i) Owner intends to offer to renew this Lease with a Rent increase equal to or greater than five (5%) percent above the then current Rent, or (ii) Owner does not intend to renew this Lease, Owner shall provide Tenant written notice as follows:

(i) If Tenant has occupied the Apartment for less than one (1) year and does not have a Lease Term of at least one (1) year, Owner shall provide at least thirty (30) days' notice;

(ii) If Tenant has occupied the Apartment for more than one (1) year but less than two (2) years, or has a Lease Term of at least one (1) year but less than two (2) years, Owner shall provide at least sixty (60) days' notice; or

(iii) If Tenant has occupied the Apartment for more than two (2) years or has a Lease Term of at least two (2) years, Owner shall provide at least ninety (90) days' notice.

F. Within a reasonable time after notification of either party's intention to terminate this Lease, unless Tenant provides less than two (2) weeks' notice of Tenant's intention to terminate, Owner shall notify Tenant in writing of Tenant's right to request an inspection before vacating the Apartment. Tenant shall have the right to be present at said inspection. Subject to the foregoing, if Tenant requests such inspection, the inspection shall be made no earlier than two (2) weeks and no later than one (1) week before the end of the tenancy. Owner shall provide at least forty-eight (48) hours written notice of the date and time of the inspection. After the inspection, Owner shall provide Tenant with an itemized statement specifying repairs, cleaning or other deficiencies that are proposed to be the basis of any deductions from the Security Deposit. If Tenant requests such inspection, Tenant shall be given an opportunity to remedy any identified deficiencies prior to the end of the tenancy (or, at Owner's sole option, if Tenant fails to remedy any such identified deficiencies, Owner may remedy such identified deficiencies at Tenant's sole cost and expense as described hereinafter). Any and all repairs or alterations made to the Apartment as a result of said inspection shall be at Tenant's sole cost and expense. Said repairs must be approved by Owner and shall be performed, at Owner's sole option, by (i) licensed and adequately insured Tenant's contractors in a good and skillful manner with materials of quality and appearance comparable to existing materials and approved by Owner or (ii) by Owner's contractor(s).

10. CHANGES AND ALTERATIONS TO APARTMENT

A. Tenant cannot build in, add to, change or alter, the Apartment in any way, including, but not limited to, installing, changing or altering any paneling, wallpaper, flooring, "built in" decorations, partitions, railings, paint, carpeting, plumbing, ventilating, air conditioning, electric or heating systems without first obtaining the prior written consent of Owner which may be withheld in Owner's sole discretion (and, if consent to do so is required under the Condominium Documents, the Condominium). If Owner's consent (and the Condominium, if applicable) is given, the alterations and installations shall become the property of Owner when completed and paid for by Tenant. They shall remain with and as part of the Apartment at the end of this Lease term. Notwithstanding the foregoing, Owner has the right to demand that Tenant remove the alterations and installations at the end of the Lease Term, and in such case, Tenant shall repair all damage resulting from said removal and restore the Apartment to its original condition, including any holes in the wall or damage caused by the removal of any pictures, artwork or TV mounts hung by Tenant on the walls. Any and all work that shall be performed by Tenant in accordance with the terms and conditions of this Lease and in accordance with all applicable laws, rules, regulations and codes of any governmental or quasi-governmental entity. Tenant's contractor shall also supply, on prior written notice as provided for in the Condominium Documents (but in any event on no less than seven (7) business days prior notice), before performing any such work, a certificate of insurance naming Owner, the Condominium and the Building's managing agent (if applicable) as additional insured.

B. Without Owner's and/or the Condominium's prior written consent, Tenant cannot install or use in the Apartment any of the following: dishwasher machines, clothes washing or drying machines, electric stoves, garbage disposal units, heating, ventilating or air conditioning units or any other electrical equipment which, in Owner's and/or the Condominium's opinion, will overload the existing wiring installation in the Condominium or interfere with the use of such electrical wiring facilities by other occupants of the Condominium. Also, Tenant cannot place in the Apartment water-filled furniture.

C. If a lien is filed on the Apartment or Building due to Tenant's fault, Tenant must promptly pay or bond the amount stated in the lien. Owner may pay or bond the Lien if Tenant fails to do so within ten (10) days after Tenant has written notice about the lien, in which case Owner's costs shall be paid by Tenant as Additional Rent.

D. ~~APPROVED ALTERATIONS. *[DELETE IF INAPPLICABLE]* Anything contained herein to the contrary notwithstanding, provided that both Owner and Tenant have acknowledged their agreement to the following by each party affixing their initials immediately below this provision, Owner hereby consents to the following alterations to be performed by Tenant, at Tenant's sole cost and expense, but for the sake of clarity and emphasis (1) all other terms and conditions of this Lease (including, without limitation, the terms and conditions contained in this Article 10 hereof) shall still apply, and (2) all work shall be performed in accordance with the Condominium Documents:~~

Owner Initial: ____ **Tenant Initial:** JB

11. TENANT'S DUTY TO OBEY AND COMPLY WITH LAWS, REGULATIONS AND RULES

A. GOVERNMENT LAWS AND ORDERS. Tenant will obey and comply: (i) with all present and future city, state and federal laws, rules, regulations and codes of any governmental or quasi-governmental entity or body which affect the Condominium or the Apartment, and (ii) with all orders and regulations of insurance rating organizations which affect the Apartment and the Condominium. Tenant will not allow any windows in the Apartment to be cleaned from the outside unless the prior written consent of the Condominium is obtained.

B. CONDOMINIUM'S RULES AFFECTING TENANT. Tenant will obey all of the Condominium Documents other than the provisions of the Condominium Documents required to be performed by Owner.

C. TENANT'S RESPONSIBILITY. Tenant is responsible for the behavior of Tenant, the Permitted Occupants of the Apartment, the Tenant Parties and any other people who are visiting Tenant. Tenant will reimburse Owner as Additional Rent upon demand for the cost of all losses, damages, fines and reasonable legal expenses incurred by Owner because Tenant, the Permitted Occupants of the Apartment, the Tenant Parties or any other people visiting the Apartment, have not obeyed applicable laws, rules, regulations and codes of any governmental or quasi-governmental entity, the Condominium Documents or this Lease.

12. OBJECTIONABLE CONDUCT

Tenant, the Permitted Occupants of the Apartment, the Tenant Parties or any other people visiting the Apartment will not engage in objectionable conduct at the Condominium. Objectionable conduct ("Objectionable Conduct") means behavior which makes or will make the Apartment or the Condominium less fit to live in for Tenant or other occupants. It also means anything which interferes with the right of others to properly and peacefully enjoy their apartment, or causes conditions that are dangerous, hazardous, unsanitary or detrimental to other occupants of the Condominium, or anything which violates the Condominium Documents. Objectionable Conduct by Tenant, the Tenant Parties, or any other people visiting the Apartment, gives Owner the right to end this Lease on six (6) days written notice to Tenant that this Lease will end.

13. SERVICES AND FACILITIES

A. REQUIRED SERVICES. The Condominium (or Owner, as the case may be) will provide (i) cold and hot water and heat, as required by law; (ii) repairs to the Apartment not caused by Tenant (subject to the terms and conditions of this Lease), the Tenant Parties or any other people visiting the Apartment, as required by the Condominium Documents; (iii) elevator service if the Condominium has elevator equipment; and (iv) the utilities, if any, included in the Rent, as set forth in subparagraph B below. Tenant is not entitled to any Rent reduction because of a stoppage or reduction of any of the above services unless it is provided by law.

B. The following utilities are included in the Rent: Gas ______________________________.
[INSERT "NONE" IF NO UTILITIES ARE INCLUDED IN THE RENT]

C. ELECTRICITY AND OTHER UTILITIES. Tenant acknowledges and understands that Owner has no obligation to supply, or liability in connection with, utilities or services in or to the Apartment (except as may be provided for otherwise in this Lease). Tenant shall be responsible, at Tenant's sole cost and expense, for securing air conditioning, electricity, gas, cable, phone, and all other utilities and services (except as may be provided for otherwise in this Lease).

(i) Tenant shall contract directly with the appropriate utility provider for all aforementioned services (not including the utilities included in the Rent as provided for in subparagraph B).

~~(ii) Notwithstanding anything to the contrary contained in this Lease, the Condominium provides the following services ______________________________ for a separate, sub-metered charge. It is covenanted and agreed by Tenant that all the aforesaid costs and expenses shall be paid by Tenant to Owner within five (5) days after rendition of any bill or statement to Tenant therefor ***[INSERT UTILITIES FURNISHED BY THE CONDOMINIUM ON A "SUBMETERING" BASIS OR DELETE IF INAPPLICABLE]***.~~

D. Stopping or reducing of service(s) will not be reason for Tenant to stop paying Rent, to make a money claim or to claim constructive eviction. Damage to the equipment or appliances supplied by Owner, caused by Tenant or the Tenant Parties act(s), omissions or neglect, shall be repaired at Tenant's sole cost and expense. In the event that Tenant fails to make such repairs within a reasonable period of time, Owner shall have the option to make such repairs at Tenant's expense and charge the same to Tenant as Additional Rent. Damage to the equipment or appliances supplied by the Owner, which are not caused by Tenant's negligence, acts or misuse, shall be promptly repaired by the Owner at the Owner's sole cost and expense. The Condominium or Owner may stop service of the plumbing, heating, elevator, air cooling or electrical systems, because of accident, emergency, repairs, or changes until the work is complete. Notwithstanding the foregoing, except in emergency situations, Owner shall provide Tenant no less than twenty-four (24) hours prior written notice of any planned service stoppages. Owner shall take all necessary steps to ensure that service stoppages do not interfere with Tenant's use and enjoyment of the Apartment.

E. APPLIANCES. Appliances supplied by Owner in the Apartment are for Tenant's use. They shall be in working order on the date hereof and will be maintained and repaired or replaced by Owner, except if repairs or replacement are made necessary because of Tenant's or the Tenant Parties' negligence or misuse, Tenant will pay Owner for the cost of such repair or replacement as Additional Rent. Notwithstanding anything to the contrary contained in this Lease, provided the appliance in need of repair has been delivered in working order on the Lease Commencement Date, ~~Tenant shall be responsible for the initial $_____ in cost of such appliance's repair or replacement~~ ***[DELETE IF INAPPLICABLE OR INSERT AMOUNT]***. Tenant must not use a dishwasher, washing machine, dryer, freezer, heater, ventilator or other appliance unless installed by Owner or with Owner's prior written consent (in its sole discretion). Tenant must not use more electric than the wiring or feeders to the Building can safely carry.

F. FACILITIES AND AMENITIES. If the Condominium permits Owner to use any storeroom, storage bin, laundry or any other facility located in the Condominium but outside of the Apartment (e.g., fitness center, resident lounge, roof deck, golf simulator, movie theater, swimming pool, spa, etc.) and provided such use is transferable to Tenant by Owner pursuant to the Condominium Documents, the use of any such facility will be furnished to Tenant free of charge and at Tenant's own risk. Tenant will operate at Tenant's expense any coin operated appliances located in any such facility. Landlord shall have no obligation to provide any of the aforementioned facilities or any type of doorman, attendant, porter or any other type of similar service at the Building, and Landlord may discontinue same without being liable to Tenant therefor or without in any way affecting this Lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be lessening or a diminution of facilities or services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued.

14. INABILITY TO PROVIDE SERVICES

Because of a strike, labor, trouble, national emergency, repairs, or any other cause beyond Owner's and the Condominium's reasonable control, Owner and the Condominium may not be able to provide or may be delayed in providing any services or in making any repairs to the Apartment and/or the Condominium. In any of these events, any rights Tenant may have against Owner are only those rights which are allowed by laws in effect when the reduction in service occurs.

15. ENTRY TO APARTMENT

During reasonable hours and with reasonable notice, except in emergencies, Owner, Owner's representatives and agents or employees of the Condominium may enter the Apartment for the following reasons:

A. To erect, use and maintain pipes and conduits in and through the walls and ceilings of the Apartment; inspect; exterminate; install or work on master antennas or other systems or equipment; and to perform other work and make any and all repairs, alterations or changes Owner or the Condominium decide are necessary. Tenant's Rent will not be reduced because of any of the foregoing.

B. To show the Apartment to potential buyers or lenders.

C. For ninety (90) days before the end of the Lease Term, to show the Apartment to persons who wish to lease it.

D. If, during the last month of the Lease, Tenant has moved out and removed all or almost all of Tenant's property from the Apartment, Owner may enter the Apartment to make changes, repairs or redecorations. Tenant's Rent will not be reduced for that month and this Lease will not be ended by Owner's entry.

E. If, at any time, Tenant is not personally present to permit Owner, Owner's representatives or the agents and employees of the Condominium, to enter the Apartment and entry is necessary or allowed by law, under the Condominium Documents or this Lease, Owner, Owner's representatives or the agents and employees of the Condominium may nevertheless enter the Apartment. Owner, Owner's representatives or the agents and employees of the Condominium may enter by force in an emergency. Owner will not be responsible to Tenant, unless during such entry, any authorized party is negligent or misuses Tenant's property.

16. ASSIGNING; SUBLETTING; ABANDONMENT

A. Assigning and Subletting. Tenant cannot assign this Lease or sublet all or part of the Apartment or permit any other person to use the Apartment (other than a Permitted Occupant) without the prior written consent of the Owner, which Tenant acknowledges may be withheld by Owner in its sole and absolute discretion, for any reason or no reason. If Tenant assigns this Lease or sublets all or part of the Apartment and fails to obtain Owner's prior written consent, in addition to any and all other rights of Owner under this Lease and at law and/or in equity, Owner has the right to cancel the Lease. Tenant must get Owner's written permission as provided for herein, each time Tenant wants to assign or sublet. Permission to assign or sublet is good only for that assignment or sublease. Tenant remains bound to the terms of this Lease after an assignment or sublet is permitted, even if Owner accepts money from the assignee or subtenant. The amount accepted will be credited toward money due from Tenant, as Owner shall determine. The assignee or subtenant does not become Owner's tenant. Tenant is responsible for acts and neglect of any person in the Apartment. Notwithstanding the foregoing, Owner expressly reserves the right to terminate the Lease with respect to the Apartment upon the receipt by Owner of any request for assignment or sublease ("Owner's Recapture Right"). Owner's Recapture Right, if exercised, must be sent to Tenant in writing within thirty (30) days after Tenant's request to assign or sublet the Apartment. In the event that Owner consents to an assignment and elects not to exercise Owner's Recapture Right, Tenant shall reimburse Owner for all of Owner's attorneys' fees in connection with the review of the assignment or sublease. In the event that Owner agrees to an assignment or sublease, subject to applicable law, Owner shall be entitled to one hundred percent (100%) of any consideration or rent over and above that Rent provided for in this Lease. The sublease shall provide that the subtenant shall, at Owner's option, attorn to Owner upon any termination of this Lease.

B. Abandonment. If Tenant moves out of the Apartment (abandonment) before the end of this Lease without the consent of Owner, this Lease will not be ended. Tenant will remain responsible for each monthly payment of Rent and Additional Rent as it becomes due until the end of this Lease. In case of abandonment, Tenant's responsibility for Rent and Additional Rent will end only if Owner chooses to end this Lease for default as provided in Article 17.

17. DEFAULT

A. Tenant defaults under the Lease if Tenant acts in any of the following ways:

(i) Tenant fails to carry out any agreement or provision of this Lease;
(ii) Tenant does not take possession or move into the Apartment fifteen (15) days after the beginning of this Lease; or
(iii) Tenant and the Permitted Occupants of the Apartment move out permanently before this Lease ends.

If Tenant defaults in any one of these ways, other than a default in the agreement to pay Rent and/or Additional Rent, Owner may serve Tenant with a written notice to stop or correct the specified default within ten (10) days. Tenant must then either stop or correct the default within such ten (10) day period, or, if the nature of the default is not reasonably capable of being cured within such ten (10) day period, then Tenant must begin to take all steps necessary to correct the default within ten (10) days and thereafter diligently continue to do all that is necessary to correct the default as soon as possible (however, in no event shall any extension of the aforesaid ten (10) day period exceed thirty (30) days).

B. If Tenant does not stop, correct, or begin to materially correct a default within ten (10) days, as provided for above, or engages in Objectionable Conduct, Owner shall give Tenant a written notice that this Lease will end six (6) days after the date such written notice is sent to Tenant. At the end of the six (6) day period, this Lease will end and Tenant then must move out of the Apartment. Even though this Lease ends, Tenant will remain liable to Owner for unpaid Rent and/or Additional Rent up to the end of this Lease, and damages caused to Owner after that time as stated in Article 18.

C. If Owner does not receive the Rent and/or Additional Rent within five (5) days of when this Lease requires, Owner or Owner's agent shall send Tenant, via certified mail, a written notice stating the failure to receive such Rent and/or Additional Rent. Provided Owner has served Tenant with a fourteen (14) day written demand, and Owner does not receive the overdue Rent and/or Additional Rent within fourteen (14) days after such written fourteen (14) day demand for Rent and/or Additional Rent has been made, Owner may commence an action or summary proceeding seeking the payment of all Rent and/or Additional Rent. If the Lease ends, Owner may do the following: (i) enter the Apartment and retake possession of it if Tenant has moved out; or (ii) go to court and ask that Tenant and all other occupants in the Apartment be compelled to move out..

Once this Lease has been ended, whether because of default or otherwise, Tenant gives up any right Tenant might otherwise have to reinstate this Lease.

18. REMEDIES OF OWNER AND TENANT'S LIABILITY

If this Lease is ended by Owner because of Tenant's default, the following are the rights and obligations of Tenant and Owner.

A. Tenant must pay Rent and Additional Rent until this Lease has ended. Thereafter, Tenant must pay an equal amount for what the law calls "use and occupancy" until Tenant actually moves out.

B. Once Tenant moves out, Owner may re-rent the Apartment or any portion of it for a period of time which may end before or after the ending date of this Lease. Owner may re-rent to a new tenant at a lesser rent or may charge a higher rent than the Rent in this Lease. Notwithstanding the foregoing, if Tenant vacates the Apartment in violation of the terms of this Lease, only then shall Owner use reasonable efforts to re-rent the Apartment at the lesser of the fair market value of the Apartment or the Rent paid hereunder.

C. Whether the Apartment is re-rented or not, Tenant must pay to Owner as damages:

(i) the difference between the Rent in this Lease and the amount, if any, of the rents collected in any later lease of the Apartment for what would have been the remaining period of this Lease; and
(ii) Owner's expenses for the cost of getting Tenant out and re-renting the Apartment, including, but not limited to, putting the Apartment in good condition, repairing damages, decorating and/or cleaning the Apartment for re-rental, advertising the Apartment and for real estate brokerage fees; and
(iii) Owner's expenses for attorney's fees (except in the event of a default judgment).

D. Tenant shall pay all aforementioned damages due in monthly installments on the Rent day established in this Lease. Any legal action brought to collect one or more monthly installments of damages shall not prejudice in any way Owner's right to collect the damages for a later month by a similar action. If the Rent collected by Owner from a subsequent tenant of the Apartment is more than the unpaid rent and damages which Tenant owes Owner, Tenant cannot receive the difference. Owner's failure to re-rent to another tenant will not release or change Tenant's liability for damages. Except as may be provided for otherwise in Article 18(B) of this Lease, Owner is not required to re-rent the Apartment.

19. ADDITIONAL OWNER REMEDIES

If Tenant does not do everything Tenant has agreed to do, or if Tenant does anything which shows that Tenant intends not to do what Tenant agreed to do, Owner has the right to ask a Court to make Tenant carry out Tenant's agreement or to give the Owner such other relief as the Court can provide. This is in addition to the remedies in Article 17 and 18 of this Lease.

20. FEES AND EXPENSES (INCLUDING BUT NOT LIMITED TO LEGAL FEES)

A. Tenant must reimburse Owner for any of the following fees and expenses incurred by Owner:

(i) Making any repairs to the Apartment or the Condominium, including any appliances in the Apartment, which result from misuse, omissions or negligence by Tenant, the Permitted Occupants of the Apartment, the Tenant Parties or any other visitors to the Apartment;

(ii) Correcting any violations of city, state or federal laws or orders and regulations of insurance rating organization concerning the Apartment or the Condominium which Tenant, the Permitted Occupants of the Apartment, the Tenant Parties, or any other persons who visit the Apartment or work for Tenant have caused;

(iii) Preparing the Apartment for the next tenant if Tenant moves out of the Apartment before the Lease ending date without Owner's prior written consent;

(iv) Any legal fees and disbursements for the preparation and service of legal notices; legal actions or proceedings brought by Owner against Tenant because of a default by Tenant under this Lease; or for defending lawsuits brought against Owner because of the actions of Tenant, the Permitted Occupants of the Apartment, the Tenant Parties or any other persons who visit the Apartment;

(v) Removing any of Tenant's property from the Apartment after this Lease is ended;

(vi) Any miscellaneous charges payable to the Condominium for services Tenant requested that are not required to be furnished to Tenant under this Lease for which Tenant has failed to pay the Condominium and which Owner has paid;

(vii) All other fees and expenses incurred by Owner because of the failure to obey any other provisions and agreements of this Lease or the Condominium Documents by Tenant, the Permitted Occupants of the Apartment, the Tenant Parties or any other persons who visit the Apartment.

These fees and expenses shall be paid by Tenant to Owner as Additional Rent within ten (10) business days after Tenant receives Owner's bill or statement. If this Lease has ended when these fees and expenses are incurred, Tenant will still be liable to Owner for the same amount as damages. In the event Tenant does not reimburse Owner within such ten (10) business day period, Owner shall be entitled to deduct the fees and expenses from the Security Deposit.

B. Tenant has the right to collect reasonable legal fees and expenses incurred in a successful defense by Tenant of a lawsuit brought by Owner against Tenant or brought by Tenant against Owner to the extent provided by Real Property Law Section 234.

C. Tenant shall pay the Condominium on demand for the cost of any miscellaneous charges payable to the Condominium for services that Tenant requested that are not required to be furnished to Tenant under this Lease.

21. PROPERTY LOSS, DAMAGES OR INCONVENIENCE

Tenant understands and agrees that unless caused by the gross negligence or willful misconduct of Owner, Owner's representatives or the agents and employees of the Condominium, none of these authorized parties are responsible to Tenant for any of the following: (i) any loss of or damage to Tenant or Tenant's property in the Apartment or the Condominium due to any accidental or intentional cause, including a theft or another crime committed in the Apartment or elsewhere in the Condominium; (ii) any loss of or damage to Tenant's property delivered to any agent or employee of the Condominium (e.g., doorman, superintendent, etc.); or (iii) any damage or inconvenience caused to Tenant by actions, negligence or violations of their lease or the Condominium Documents made by any other tenant or person in the Condominium except to the extent required by law. Tenant further understands and agrees that Owner's and/or the Condominium's employees are not authorized by Owner to care for Tenant's personal property. Owner is not responsible for any loss, theft, damage to Tenant's personal property, or any injury caused by the property or its use by Building employees.

Owner will not be liable for any temporary interference with light, ventilation, or view caused by construction by or on behalf of the Condominium. Owner will not be liable for any such interference on a permanent basis caused by construction on any parcel of land not owned by Owner or the Condominium. Owner will not be liable to Tenant for such interference caused by the permanent closing, darkening or blocking up of windows, if such action is required by law. None of the foregoing events will cause a suspension or reduction of the Rent or allow Tenant to cancel the Lease.

22. FIRE OR CASUALTY

A. Tenant shall give Owner immediate notice in case of fire or other damage to the Apartment. If the Apartment becomes unusable, in part or totally, because of fire, accident or other casualty, this Lease will continue unless ended by Owner under subparagraph C below or by Tenant under subparagraph D below. However, the Rent will be reduced as of the date of the fire, accident or other casualty. This reduction will be based upon the square footage of the part of the Apartment which is unusable, as determined by Owner.

B. Owner and/or the Condominium will repair and restore the Apartment, unless Owner decides to take actions described in subparagraph C below. For sake of clarity and emphasis, Owner is not required to repair or restore the Apartment or replace the furnishings, decorations or any of Tenant's property, and furthermore (unless otherwise agreed to by Owner in writing), Owner shall not be responsible for any delays due to settling insurance claims, obtaining cost estimates, labor, material, equipment and/or supply problems, force majeure or for any other delay beyond Owner's reasonable control. If the Lease is cancelled, Owner need not restore the Apartment.

C. After a fire, accident or other casualty in the Building, the Condominium may decide to tear down the Condominium building or to substantially rebuild it. In such case, Owner need not restore the Apartment but may end this Lease. Owner may do this even if the Apartment has not been damaged, by giving Tenant written notice of this decision within the later of sixty (60) days after the date when the damage occurred or ten (10) business days after Owner is advised by its insurance carrier as to the amount of insurance proceeds it will have available to restore the Apartment. If there is substantial damage to the Apartment or if the Apartment is completely unusable, Owner may cancel this Lease by giving Tenant written notice of this decision within thirty (30) days after the date when the damage occurred. If the Apartment is unusable when Owner gives Tenant such notice, this Lease will end sixty (60) days from the last day of the calendar month in which Tenant was given the notice.

D. If the Apartment is completely unusable because of fire, accident or other casualty and it is not repaired in thirty (30) days, Tenant may give Owner written notice that Tenant ends the Lease. If Tenant gives that notice, this Lease is considered ended on the day that the fire, accident or casualty occurred. Owner will promptly refund the Security Deposit and the pro-rata portion of Rent and Additional Rent paid for the month in which the casualty happened.

E. Unless prohibited by the applicable policies, to the extent that such insurance is collected, Tenant and Owner release and waive all right of recovery against the other or anyone claiming through or under each by way of subrogation.

F. Tenant acknowledges that if fire, accident, or other casualty causes damage to any of Tenant's personal property in the Apartment, including, but not limited to Tenant's furniture and clothes, neither the Owner nor the Condominium will be responsible to Tenant for the repair or replacement of any such damaged personal property unless such damage was as a result of the Owner's or the Condominium's negligence.

23. PUBLIC TAKING

The entire Condominium or a part of it can be acquired (condemned) by any government or government agency for a public or quasi-public use or purpose. If this happens, this Lease shall end on the date the government or agency take title. Tenant shall have no claim against Owner for any damage resulting. Tenant also agrees that by signing this Lease, Tenant assigns to Owner any claim against the government or government agency for the value of the unexpired portion of this Lease.

24. SUBORDINATION, CERTIFICATES AND ACKNOWLEDGMENTS

Notwithstanding any provisions to the contrary contained in this Lease, this Lease and Tenant's rights, are subject and subordinate to all present and future: (a) leases for the Building or the land on which it stands, (b) Owner's mortgage(s) (now existing or hereinafter existing), (c) agreements securing money paid or to be paid by a lender, (d) any lien created by the Condominium Documents, and (e) terms, conditions, renewals, changes of any kind and extensions of the mortgages, leases or lender agreements. If certain provisions of any such mortgage or the Condominium Documents come into effect, the holder of any such mortgage or the Condominium can end this Lease and such parties may commence legal action to evict Tenant from the Apartment. If this happens,

Tenant acknowledges that Tenant has no claim against Owner, the Condominium or such mortgage holder. If Owner requests, Tenant will sign promptly any acknowledgment(s) of the "subordination" in the form that Owner may require. Tenant authorizes Owner to sign such acknowledgment(s) for Tenant if Tenant fails to do so within five (5) days of Owner's request.

Tenant also agrees to sign (if accurate) a written acknowledgment to any third party designated by Owner that this Lease is in effect, that Owner is performing Owner's obligations under this Lease and that Tenant has no present claim against Owner.

25. TENANT'S RIGHT TO LIVE IN AND USE THE APARTMENT

Provided the Condominium waives any right of first refusal it may have with respect to this Lease, if Tenant pays the Rent and any required Additional Rent on time and Tenant does everything Tenant has agreed to do in this Lease, Tenant's tenancy cannot be cut off before the ending date, except as provided for otherwise in this Lease, including, but not limited to, in Articles 22, 23 and 24.

26. BILLS AND NOTICE; ELECTRONIC SIGNATURES

Any notice, statement, demand or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Lease) and shall be given by registered or certified mail, return receipt requested, or by overnight mail by a nationally recognized overnight carrier [or via email] ***[DELETE IF INAPPLICABLE]***, addressed to each of the following parties:

An electronic signature on this Lease, rider or any renewal of Owner or Tenant shall be deemed an original document and a binding signature pursuant to the Electronic Signatures and Records Act of the State Technology Law.

If to Owner:
via email
carolleo@strawberryproperties.com
and to
jmsmith@strawberryproperties.com

With a copy to:

~~If to Tenant: at Apartment, subsequent to Commencement Date~~
~~Email address: ______ *[DELETE IF INAPPLICABLE]*~~

~~Prior to Commencement Date:~~

Notwithstanding anything to the contrary contained in this Lease, any notice from Owner or Owner's agent or attorney may be delivered to Tenant personally at the Apartment. Notices shall be deemed received the next business day if by overnight carrier, the date of delivery, if by personal delivery, or three (3) business days after being mailed, if by certified or registered mail.

27. GIVING UP RIGHT TO TRIAL BY JURY AND COUNTERCLAIM

A. Both Tenant and Owner agree to give up the right to a trial by jury in a court action, proceeding or counterclaim (excluding compulsory counterclaims) on any matters concerning this Lease, the relationship of Tenant and Owner as lessee and lessor or Tenant's use or occupancy of the Apartment. This agreement to give up the right to a jury trial does not include claims or personal injury or property damage.

B. If Owner begins any court action or proceeding against Tenant which asks that Tenant be compelled to move out, Tenant cannot make a counterclaim unless Tenant is claiming that Owner has not done what Owner is supposed to do about the condition of the Apartment or the Condominium.

28. NO WAIVER OF LEASE PROVISIONS

A. Even if Owner accepts Tenant's Rent and/or Additional Rent or fails once or more often to take action against Tenant when Tenant has not done what Tenant has agreed to do in this Lease, the failure of Owner to take action or Owner's acceptance of Rent and/or Additional Rent does not prevent Owner from taking action at a later date if Tenant does not do what Tenant has agreed to do herein.

B. Only a written agreement between Tenant and Owner can waive any violation of this Lease.

C. If Tenant pays, and Owner accepts, an amount less than all the Rent and/or Additional Rent due, the amount received shall be considered to be in payment of all or part of the earliest Rent and/or Additional Rent due. It will not be considered an agreement by Owner to accept this lesser amount in full satisfaction of all of the Rent and/or Additional Rent due unless there is a written agreement between Tenant and Owner.

D. Any agreement to end this Lease and also to end the rights and obligations of Tenant and Owner must be in writing, signed by Tenant and Owner or Owner's agent. Even if Tenant gives keys to the Apartment and they are accepted by either any employee or agent of the Condominium, Owner's representatives or Owner, this Lease is not ended.

E. This Lease, or any provision hereof, may not be modified, amended, extended, waived or abrogated without the prior written consent of the Condominium.

29. CONDITION OF THE APARTMENT; APARTMENT RENTED "AS IS"

By signing this Lease, Tenant acknowledges that Owner, Owner's representatives and/or the Condominium's employees, agents, or superintendent have not made any representations or promises with respect to the Building or the Apartment except as herein expressly set forth. After signing this Lease but before Tenant begins occupancy, Tenant shall have the opportunity to inspect the Apartment with Owner or Owner's agent to determine the condition of the Apartment. If Tenant requests such inspection, the parties shall execute a written agreement before Tenant begins occupancy of the Apartment attesting to the condition of the Apartment and specifically noting any existing defects or damages. Before taking occupancy of the Apartment, Tenant has inspected the Apartment (or Tenant has waived such inspection) and Tenant accepts it in its present condition "as is", except for any condition which Tenant could not reasonably have seen during Tenant's inspection. Tenant agrees that Owner has not promised to do any work in the Apartment except as specified in Exhibit B annexed hereto (if any) and made apart hereof.

30. HOLDOVER

A. At the end of the Term, Tenant shall: (i) return the Apartment to the Owner broom clean, vacant and in good condition, ordinary wear and tear excepted; (ii) remove all of Tenant's property and all of Tenant's installations, alterations and decorations (if so directed by Owner); and (iii) repair all damages to the Apartment and Building caused by moving; and restore the Apartment to its condition at the beginning of the Term ordinary wear and tear excepted.

B. Tenant hereby indemnifies and agrees to defend and hold Owner harmless from and against any loss, cost, liability, claim, damage, fine, penalty and expense (including reasonable attorneys' fees and disbursements but excluding consequential or punitive

damages) resulting from delay by Tenant in surrendering the Apartment upon the termination of this Lease, including any claims made by any succeeding tenant or prospective tenant or successor landlord founded upon such delay.

C. If Tenant holds over possession after the expiration date of the Lease or earlier termination of the Lease term or any extended term of this Lease, such holding over shall not be deemed to extend the term of this Lease or renew this Lease. Under no circumstances (i) will such holdover constitute a month-to-month tenancy, (ii) shall this Article 30 imply any right for Tenant to remain in the Apartment after the expiration or earlier termination of this Lease, (iii) will Owner be prohibited from exercising any rights permitted by law against a holdover tenant; or (iv) will any monies paid by Tenant or accepted by Owner (e.g., Rent, Additional Rent, holdover rent or otherwise) after the expiration or earlier termination of this Lease be deemed to reinstate any form of tenancy between Tenant and Owner. In connection with such holdover, Tenant shall pay the following charges for the use and occupancy of the Apartment for each month or part thereof (even if such part shall be a small fraction of a calendar month), which total sum Tenant agrees to pay to Owner per month promptly upon demand, in full, without set-off or deduction:

(i) TWO (2) times the highest monthly Rent set forth in this Lease, plus

(ii) items of Additional Rent that would have been payable monthly pursuant to this Lease, had this Lease not expired or terminated,

The aforesaid provisions of this Article 30 shall survive the expiration or earlier termination of this Lease.

31. DEFINITIONS

A. Owner: The term "Owner" means the person or organization receiving or entitled to receive Rent and/or Additional Rent from Tenant for the Apartment at any particular time other than a rent collector or managing agent of Owner. "Owner" is the person or organization that owns legal title to the Apartment. It does not include a former Owner, even if the former Owner signed this Lease.

B. Tenant. The term "Tenant" means the person or persons signing this Lease as lessee and the respective heirs, distributees, executors, administrators, successors and assigns of the signer. This Lease has established a lessor-lessee relationship between Owner and Tenant.

32. SUCCESSOR INTERESTS

The agreements in this Lease shall be binding on Owner and Tenant and on those who succeed to the interest of Owner or Tenant by law, by approved assignment or by transfer.

33. INSURANCE

A. As a material inducement for Owner to enter into this Lease, Tenant shall obtain (i) liability insurance insuring Tenant, the Permitted Occupants of the Apartment, the Tenant Parties and any other people visiting the Apartment, and (ii) personal property insurance insuring Tenant's furniture and furnishings and other items of personal property located in the Apartment. Tenant may not maintain any insurance with respect to any furniture or furnishings belonging to Owner that are located in the Apartment unless otherwise directed by Owner. Tenant acknowledges that Owner may not be required to maintain any insurance with respect to the Apartment.

B. Owner is not liable for loss, expense, or damage to any person or property, unless due to Owner's gross negligence or wrongful acts. Neither Owner nor the Condominium is liable to Tenant for permitting or refusing entry of anyone into the Building. Tenant must pay for damages suffered and reasonable expenses of Owner relating to any claim arising from any act, omission or neglect by Tenant. If an action is brought against Owner arising from Tenant's acts, omissions or neglect, Tenant shall defend Owner at Tenant's sole cost and expense with an attorney reasonably acceptable to Owner. Tenant is responsible for all acts, omissions or neglect of Tenant Parties.

C. Tenant shall indemnify and save harmless Owner from and against any and all liability, penalties, losses, damages, expenses, suits and judgments arising from injury during the term of this Lease to person or property of any nature and also from any matter growing out of the occupation of the Apartment, provided however that such is not the result of Owner's gross negligence or wrongful acts or that of Owner's employees or agents. Tenant agrees, at Tenant's sole cost and expense to procure and maintain at all times during the Lease term the following insurance:

(i) General Liability Insurance for an amount not less than one hundred thousand Dollars ($100,000) with an umbrella policy of no less than three hundred thousand Dollars ($100,000) **[DELETE IF INAPPLICABLE OR INSERT AMOUNTS]**; and

(ii) Renters Insurance, which covers any, and all personal property or belongings contained in the Apartment. Tenant agrees to hold Owner harmless regarding these personal belongings due to loss or damage except in cases of Owner's gross negligence.

D. The aforementioned insurance policies shall name Owner, the Condominium and the property manager (if applicable) as additional insureds or interests, as applicable. In the event of Tenant's failure to procure and/or maintain the aforementioned policies prior to the date possession of the Apartment is ready to be delivered to Tenant on the Lease Commencement Date, Owner may (i) refuse to deliver possession of the Apartment to Tenant until such time as evidence of such insurance is delivered by Tenant to Owner (however, Tenant shall nonetheless remain responsible for the payment of Rent and Additional Rent as of the Lease Commencement Date), and/or (ii) order such insurance policies, pay the premiums, and add the amount thereof to the Rent next coming due as Additional Rent, and the Owner shall have all rights and remedies for the collection thereof as is provided for the collection of ordinary Rent. The abovementioned insurance policies shall provide for no less than thirty (30) days' notice of cancellation or modification to Owner, and Tenant shall provide Owner with a copy of such insurance policies. Evidence of the aforesaid coverage being in place shall be presented to the Owner on or before the first day of the term of this Lease and may be requested at any time during term of this Lease. Such insurance policies are to be written by a good and solvent company licensed to do business in the state of New York. Tenant shall immediately reimburse Owner for the cost of any insurance policy Owner obtains for the Apartment, including but not limited to insurance for Owner's furniture or furnishings in the Apartment. Tenant acknowledges that Owner may not be required to maintain any insurance with respect to the Apartment.

34. WAIVER OF CONDOMINIUM'S FIRST REFUSAL RIGHT [*DELETE IF INAPPLICABLE*]

Tenant shall furnish to the Condominium or its managing agent, within five (5) days after the Lease Effective Date, such personal and financial references and additional information concerning Tenant and the Permitted Occupants of the Apartment as may be requested in order to obtain the waiver of the Condominium's right of first refusal with respect to this Lease (the "Condo Waiver"), including the submission of any application requested by the Condominium.

Tenant acknowledges that this Lease will not commence and that Tenant and the Permitted Occupants shall have no right to occupy the Apartment until the Condo Waiver is obtained. If the Condo Waiver has not been obtained by the date specified in Article 2 as the beginning date of this Lease, Tenant shall have no obligation to pay Rent until the Condo Waiver has been obtained. All Rent prepaid for the period Tenant is unable to occupy the Apartment because of the failure to obtain the Condo Waiver shall be applied by Owner to subsequent Rent payable hereunder.

35. FURNITURE [*DELETE IF INAPPLICABLE*]

~~The Apartment is being leased as fully furnished. All furniture and furnishings contained in the Apartment (the "Apartment Furniture") are listed in Exhibit C annexed hereto (if any) and made apart hereof. Tenant shall accept the Apartment Furniture "as is" on the commencement date of this Lease. Owner represents that all Apartment Furniture are in good repair and in working order on the commencement date of this Lease except as may be noted in Exhibit C.~~

~~Tenant shall take good care of the Apartment Furniture during the pendency of this Lease and shall be liable for any damages caused by Tenant or the Tenant Parties to the Apartment Furniture. Tenant shall not be responsible for any damages to the Apartment Furniture not caused by Tenant, the Tenant Parties or caused by ordinary wear and tear. Tenant shall surrender the Apartment Furniture~~

~~when this Lease terminates in the same condition as on the date this Lease commenced, subject to ordinary wear and tear. If any repairs are required to the Apartment Furniture when this Lease terminates, Tenant shall pay Owner upon demand the cost of any required repairs.~~

~~Tenant may not remove the Apartment Furniture from the Apartment or change the location of any Apartment Furniture during the pendency of this Lease without Owner's prior written consent.~~

36. BROKER [*DELETE EITHER SUBPARAGRAPH A OR B; IF SUBPARAGRAPH B IS DELETED, INSERT NAME OF BROKER(S) IN SUBPARAGRAPH A*]

A. Owner and Tenant represent that in the negotiation of this Lease they dealt with no broker(s) other than N/A (the "Tenant's Broker") and Jessica Weitzman & Grace Rivera of Corcoran (the "Owner's Broker") (hereinafter collectively referred to as the "Broker"). Such Broker(s) will be compensated by [Tenant][~~Owner~~] **[CHOOSE ONE AND CROSS OUT THE OTHER ALTERNATIVE]** in accordance with a separate agreement subject to a fully executed and delivered lease.

B. Tenant represents to Owner that Tenant has not dealt with any real estate broker in connection with the leasing of the Apartment.

C. Owner and Tenant hereby agree to indemnify, defend and hold harmless each other from and against any and all claims, demands, liabilities, suits, losses, costs and expenses (including reasonable attorneys' fees and disbursements) arising out of any inaccuracy or alleged inaccuracy of the above representation. Owner shall have no liability for any brokerage commissions arising out of a sublease or assignment by Tenant. The provisions of this Article 36 shall survive the expiration or sooner termination of this Lease.

37. TENANT OPTION TO RENEW [*DELETE IF INAPPLICABLE; IF APPLICABLE, PLEASE INSERT NECESSARY INFORMATION*]

~~A. Tenant shall have the right to extend the term of this Lease for ______ year(s) commencing __________, and ending on __________ (the "Extension Term") provided: (i) Tenant gives Owner notice (the "Extension Notice"), in the manner required under this Lease, of Tenant's election to extend the term of this Lease; (ii) the Election Notice must be given to Owner at least ninety (90) days prior to the ending date of this Lease as stated in Article 2, TIME BEING OF THE ESSENCE; (iii) Tenant shall have been timely in Tenant's payment of Rent and Additional Rent and may not have been in default prior to delivering the Extension Notice or then be in default of any provisions of this Lease when the Extension Notice is given or on the commencement date of the Extension Term; and (iv) Tenant is occupying the Apartment and have not assigned this Lease nor sublet the Apartment. If Owner fails to receive the Extension by the date specified herein, TIME BEING OF THE ESSENCE, this Article 37 shall be of no further force and effect.~~

~~B. The monthly Rent payable by Tenant during the Extension Term shall be $__________~~

~~All provisions of this Lease, except as specifically modified by this Article 37, shall be, and remain in, full force and effect during the Extension Term.~~

38. TERRACES AND BALCONIES [*DELETE IF INAPPLICABLE*]

All of the terms and conditions of this Lease apply to the terrace or balcony. Tenant's use of the terrace or balcony must comply with the Condominium Documents and any other rules that may be provided to Tenant by Owner.

Tenant shall clean the terrace or balcony and keep the terrace or balcony free from snow, ice, garbage and other debris. No cooking is allowed on the terrace or balcony except as may be otherwise permitted by law. Tenant may not install a fence or any addition on the terrace or balcony. Tenant is responsible for making all repairs to the terrace or balcony if caused by Tenant, the Tenant Parties or any other visitor to Tenant's Apartment, at Tenant's sole expense.

39. LEAD PAINT DISCLOSURE [*DELETE IF THE CONDOMINIUM WAS ERECTED AFTER 1978*]

~~Simultaneously with the execution of this Lease, Tenant and Owner shall sign and complete the disclosure of information on lead-based paint and/or lead-based paint hazards annexed as a rider attached to this Lease. Tenant acknowledges receipt of the pamphlet, "Protect Your Family From Lead in Your Home" prepared by the United States Environmental Protection Administration.~~

40. PETS [*DELETE EITHER SUBPARAGRAPH A OR B; IF SUBPARAGRAPH A IS DELETED, INSERT NECESSARY INFORMATION IN SUBPARAGRAPH B*]

A. Tenant may not keep any pets in the Apartment. IF TENANT BREACHES THIS SECTION, TENANT WILL FORFEIT TWENTY PERCENT (20%) OF THE SECURITY DEPOSIT TO THE OWNER, TO COMPENSATE OWNER FOR ANY AND ALL COSTS RELATING THERETO AS LIQUIDATED DAMAGES (AND NOT AS A PENALTY). TENANT ACKNOWLEDGES AND AGREES THAT THE FOREGOING IS A MATERIAL INDUCEMENT FOR OWNER TO ENTER INTO THIS LEASE, AND BUT FOR SAID COVENANT, OWNER WOULD NOT HAVE EXECUTED THIS LEASE AGREEMENT.

B. ~~If authorized by the Condominium Documents, Tenant may keep pets in the Apartment provided: (i) Tenant obtains the prior written consent of Owner; and (ii) Tenant complies with the Condominium Documents with respect to the keeping of pets in the Condominium. Owner hereby consents to the following pet(s): __________~~

41. KEYS/SECURITY

A. Tenant shall not remove, alter, or change in any way the existing locks, security codes or keys that are provided for the Apartment or any part thereof. Tenant assumes liability for any person keys are entrusted to. The name, address and telephone number of any person with an additional set of keys to the Apartment are required to be furnished to Owner, and to the Condominium or its managing agent. Only Owner and the Condominium or its managing agent may make such additional sets of keys upon Tenant's written request with the abovementioned information. Owner will not refuse any such reasonable request. All extra sets of keys must be returned to Owner no later than one (1) day prior to move out unless agreed to by Owner. In the event that all keys are not returned to the Owner by or before the last day of tenancy, Tenant agrees to pay for the replacement cost as mentioned below (or part thereof if Owner deems it appropriate).

B. Tenant agrees and understands that Tenant will be charged a re-keying fee in the sum of $350.00 for the entrance door each and every time a key replacement is required or deemed necessary by Owner if the need arises due to Tenant's loss of the key, employee changes, or request. Said charges shall be deemed Additional Rent.

42. WINDOW GUARDS

Simultaneously with the execution of this Lease, Tenant shall complete and deliver to Owner and/or the Condominium a notice with respect to the installation of window guards in the Apartment in the form required by the City of New York annexed as a rider attached to this Lease. Tenant acknowledges that it is a violation of law to refuse, interfere with installation, or remove window guards where required.

43. BED BUG DISCLOSURE

Tenant and Owner shall sign and complete the disclosure of bedbug infestation history annexed as a rider attached to this Lease.

44. SPRINKLER DISCLOSURE

Tenant and Owner shall sign and complete the sprinkler disclosure annexed as a rider attached to this Lease.

45. OCCUPANCY NOTICE FOR INDOOR ALLERGEN HAZARDS

Owner shall complete and deliver to Tenant the Occupancy Notice for Indoor Allergen Hazards annexed as a rider attached to this Lease. Owner acknowledges that it has delivered to Tenant "What Every Tenant Should Know About Indoor Allergens and Tenant acknowledges receipt of such notice.

46. NO SHORT TERM RENTAL

Under no circumstances shall Tenant put a listing for the Apartment on Airbnb or for other similar short term rental (i.e., a

rental for less than thirty (30) days), or use the Apartment for same. If Tenant does so, Owner has the right to immediately terminate this Lease.

TENANT ACKNOWLEDGES AND AGREES THAT THE FOREGOING IS A MATERIAL INDUCEMENT FOR OWNER TO ENTER INTO THIS LEASE, AND BUT FOR SAID COVENANT, OWNER WOULD NOT HAVE EXECUTED THIS LEASE AGREEMENT. IF TENANT DISREGARDS THIS AGREEMENT, IN ADDITION TO THE RIGHT OF INJUNCTION, THE RIGHT TO TERMINATE THIS LEASE ON SIX (6) DAYS' WRITTEN NOTICE TO TENANT AND ANY AND ALL REMEDIES AVAILABLE UNDER THIS LEASE AND AT LAW OR EQUITY, TENANT WILL FORFEIT THE ENTIRE SECURITY DEPOSIT TO THE OWNER, TO COMPENSATE OWNER FOR ANY AND ALL COSTS RELATING THERETO AS LIQUIDATED DAMAGES (AND NOT AS A PENALTY). TENANT SHALL ALSO BE RESPONSIBLE FOR ANY AND ALL FINES AND PENALTIES IMPOSED BY ANY GOVERNMENTAL OR QUASI-GOVERNMENTAL AGENCY OR BODY.

47. INDEMNIFICATION

Tenant shall indemnify and save harmless Owner and Owner's agents and, at Owner's option, defend Owner and Owner's agents against, and from, any and all claims against Owner and Owner's agents arising wholly or in part from any act, omission or negligence of Tenant, or the Tenant Parties. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs, damages and expenses of any kind or nature (including without limitation attorney's and other professional fees and disbursements) incurred in or in connection with any such claims (including any settlement thereof) or proceeding brought thereon, and the defense thereof.

48. NOISE

Tenant shall not create any unreasonable noise levels which shall interfere with the quiet enjoyment of the other tenants of the Building or the neighbors of the Building. Tenant agrees to promptly notify Owner in writing of all noise complaints or summons which Tenant receives in writing, and to submit a proposal reasonably satisfactory to Owner as to how to handle same and assure that such complaints shall not recur. TENANT ACKNOWLEDGES AND AGREES THAT THE FOREGOING IS A MATERIAL INDUCEMENT FOR OWNER TO ENTER INTO THIS LEASE, AND BUT FOR SAID COVENANT, OWNER WOULD NOT HAVE EXECUTED THIS LEASE AGREEMENT. IF TENANT DISREGARDS THIS AGREEMENT, IN ADDITION TO THE RIGHT OF INJUNCTION AND ANY AND ALL REMEDIES AVAILABLE UNDER THIS LEASE AND AT LAW OR EQUITY, TENANT WILL FORFEIT THE ENTIRE SECURITY DEPOSIT TO THE OWNER, TO COMPENSATE OWNER FOR ANY AND ALL COSTS RELATING THERETO AS LIQUIDATED DAMAGES (AND NOT AS A PENALTY).

49. OWNER'S DEFAULT TO CONDOMINIUM

If: (i) Owner defaults in the payment to the Condominium of common charges or other assessments payable to the Condominium with respect to the Apartment; (ii) the Condominium notifies Tenant of such default; and (iii) the Condominium instructs Tenant to pay the Rent and/or Additional Rent under this Lease to the Condominium, then Tenant shall pay all future installments of Rent and/or Additional Rent payable under this Lease to the Condominium until such time as the Condominium advises that the Owner's default has been cured. Owner acknowledges that if Tenant pays any installment of Rent and/or Additional Rent payable under this Lease to the Condominium as herein provided, Tenant has satisfied Tenant's obligation to pay any such installment of Rent and/or Additional Rent to Owner. Nothing contained in this Article shall suspend Tenant's obligation to pay Rent and/or Additional Rent under this Lease.

50. WAIVER OF LIABILITY

Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and property of Owner in the Apartment or to any proceeds obtained by Owner as a result of a sale by Owner of the Apartment, for the collection of any judgment (or other judicial process) requiring the payment of money by Owner in the event of any default or breach by Owner with respect to any of the terms and provisions of this Lease to be observed and/or performed by Owner, subject, however, to the prior rights of any lessor under a superior lease or holder of a superior mortgage. No other assets of Owner or any partner, officer, director or principal of Owner, shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim hereunder.

51. OWNER'S APPROVAL

If Tenant shall request Owner's approval or consent and Owner shall fail or refuse to give such approval or consent, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Owner, it being intended that Tenant's sole remedy shall be an action for injunction without bond or specific performance (the rights to money damages or other remedies being hereby specifically waived). Furthermore, such remedy shall be available only in those cases where Owner shall have expressly agreed in writing not to unreasonably withhold its consent or approval (as applicable), or where as a matter of law, Owner may not unreasonably withhold its consent or approval. In such event, provided Tenant is successful therein, Owner shall be responsible to pay Tenant's actual costs and expenses incurred therein, including reasonable attorneys' fees.

52. BANKRUPTCY; INSOLVENCY

If (i) Tenant files a voluntary petition in bankruptcy or insolvency or are the subject of an involuntary bankruptcy proceeding, (ii) Tenant assigns property for the benefit of creditors, or (iii) a non-bankruptcy trustee or receiver of Tenant's or Tenant's property is appointed, Owner may give Tenant thirty (30) days' notice of cancellation of the Term of this Lease. If any of the above is not fully dismissed within the thirty (30) day period, the Term shall end as of the date stated in the notice. Tenant must continue to pay Rent and Additional Rent and any damages, losses and expenses due Owner without offset.

53. CONTROLLING LAW

Tenant acknowledges that by negotiating and entering into this Lease, Tenant has transacted business within the State of New York. Any action, proceeding or claim arising out of this Lease or breach thereof, shall be litigated within the State of New York and the parties consent to the personal jurisdiction of the courts (including the New York City Housing Court) within the State of New York and consent that any process may be served either personally, by facsimile or by certified or registered mail, return receipt requested, to Tenant at Tenant's address as set forth in this Lease, or in any manner provided by New York Law.

Tenant shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to, and Tenant shall agree to consent to, the service of process in, and the jurisdiction of, the courts of New York State.

54. OWNER'S CONTROL

The Lease shall not end or be modified nor will Tenant's obligations be ended or modified if for any cause not fully within Owner's reasonable control, Owner is delayed or unable to (a) fulfill any of Owner's promises or agreements, or (b) supply any required service or (c) make any required repairs to the Apartment.

55. COUNTERPARTS

This Lease may be executed in any number of identical counterparts and by scanned or facsimile signature, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument.

56. BINDING EFFECT

It is expressly understood and agreed that this Lease shall not constitute an offer or create any rights in Tenant's favor, and shall in no way obligate or be binding upon Owner, and this Lease shall have no force or effect until this Lease is duly executed by Tenant and Owner and a fully executed copy of this Lease is delivered to both Tenant and Owner.

57. SMOKING

THERE IS NO SMOKING PERMITTED INSIDE THE APARTMENT (OR ON THE BALCONY OR TERRACE, IF ANY) UNDER ANY CIRCUMSTANCES. IF TENANT DISREGARDS THIS AGREEMENT, TENANT WILL FORFEIT ONE-THIRD (1/3) OF THE SECURITY DEPOSIT TO THE OWNER, TO COMPENSATE OWNER FOR ANY AND ALL COSTS RELATING THERETO AS

LIQUIDATED DAMAGES (AND NOT AS A PENALTY). TENANT ACKNOWLEDGES AND AGREES THAT THE FOREGOING IS A MATERIAL INDUCEMENT FOR OWNER TO ENTER INTO THIS LEASE, AND BUT FOR SAID COVENANT, OWNER WOULD NOT HAVE EXECUTED THIS LEASE AGREEMENT.

TENANT AND OWNER SHALL SIGN AND COMPLETE THE BUILDING'S SMOKING POLICY ANNEXED AS RIDER ATTACHED TO THIS LEASE.

58. GARBAGE, REFUSE AND RECYCLING

Tenant shall comply with the rules and regulations of the Condominium in all respects, including, but not limited to, those regarding garbage and recycling laws. Tenant shall not place any large articles outside of the Apartment except in compliance with the rules and regulations of the Condominium in all respects. Tenant agrees to promptly pay Owner for any violations for violation of Tenant's obligations pursuant to this Article 59.

59. TOILETS/PLUMBING FIXTURES

The toilets and plumbing fixtures shall only be used for the purposes for which they were designed or built for. No feminine hygiene or similar products such as paper towels may be discarded in the toilets or plumbing fixtures.

60. EMERGENCIES

Tenant will provide Owner with list of persons to contact in the event of an emergency. Emergencies include, but are not limited to: health and safety of Tenant or guests, water damage or fire, or unauthorized persons attempting entry into the Apartment without Owner's knowledge.

61. BICYCLES *[DELETE IF INAPPLICABLE]*

~~All bicycles are expressly forbidden in the Apartment.~~

62. ALARM SYSTEM *[DELETE IF INAPPLICABLE]*

~~Tenant hereby acknowledges and agrees that the Apartment comes equipped with an alarm system (the "Alarm System") which must be turned on each and every time that Tenant leaves the Apartment unoccupied for an extended period of time. Owner shall deliver codes to Tenant to the Alarm System prior to Lease commencement. Tenant acknowledges that Tenant shall not change the Alarm System codes under any circumstances without the prior written consent of Owner. Tenant acknowledges and agrees that the foregoing is a material inducement for Owner to enter into this Lease, and but for said covenant, Owner would not have executed this Lease. Notwithstanding the presence of the Alarm System in the Apartment, Tenant hereby acknowledges and agrees that Owner will not be responsible for any loss or lost or stolen personal property, equipment, money or any article taken from the Apartment regardless of how or when such loss occurs.~~

63. THIRD PARTY BENEFICIARY

This Lease is an agreement solely for the benefit of Owner and Tenant (and their permitted successors and/or assigns). No person, party or entity other than Owner and Tenant shall have any rights hereunder or be entitled to rely upon the terms, covenants and provisions contained herein. The provisions of this Article 64 shall survive the termination hereof.

64. MOVING IN, VACATING APARTMENT AND TERMINATION

A. Should Owner become concerned with the inadequate care and/or supervision of Tenant's moving company's crew, Tenant shall instruct moving personnel to comply with Owner's reasonable request for added protection throughout the Apartment. All moving personnel must be fully insured and reasonable proof of such insurance must be supplied to Owner before moving will be permitted on or in the Apartment.

B. In the course of Tenant's moving in, out or having items delivered to the Apartment, should there be any damage to the halls, doors or any other part of the Apartment or the Building, Tenant shall be responsible to pay for the repair of such damage.

C. Upon the expiration of this Lease, Tenant shall return the Apartment in broom clean condition. Additional cleaning charges incurred by Owner due to Tenant's breach of this Article 65 shall be borne by Tenant and shall be deemed Additional Rent.

65. OWNER UNABLE TO PERFORM

Notwithstanding anything to the contrary contained in this Lease, any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefore, governmental actions, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to the payment of Rent and Additional Rent to be paid by Tenant pursuant to this Lease (any of the foregoing "Force Majeure") shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage.

66. ILLEGALITY.

If a term in this Lease is illegal, invalid or unenforceable, the rest of this Lease remains in full force.

SIGNATURES CONTINUED ON NEXT PAGE

TO CONFIRM OUR AGREEMENTS, OWNER AND TENANT RESPECTIVELY SIGN THIS LEASE AS OF THE DAY AND YEAR FIRST WRITTEN ON PAGE 1.

WITNESS:

_________________________ ______________________________ (L.S.)
Owner's Signature

_________________________ ______________________________ (L.S.)
Tenant's Signature

_________________________ ______________________________ (L.S.)
Tenant's Signature

GUARANTY

[FOR USE WHEN TENANT (A) IS A CORPORATION OR LIMITED LIABILITY COMPANY AND A PERSONAL GUARANTY WILL BE REQUIRED BY THE OWNER, OR (B) OWNER REQUIRES A GUARANTOR OF TENANT'S LEASE OBLIGATIONS]

The undersigned Guarantor [or Guarantors ("hereinafter collectively referred to as "Guarantor")] guarantees to Owner the strict payment, performance of and observance by Lessee of all the agreements, provisions and rules in the attached Lease. Guarantor agrees to waive all notices when Lessee is not paying Rent and/or Additional Rent or not observing and complying with all of the provisions of the attached Lease. Guarantor agrees to be equally liable with Lessee so that Owner may sue Guarantor directly without first suing Lessee. The Guarantor further agrees that this guaranty shall remain in full effect even if the Lease is renewed, assigned, changed or extended in any way and even if Owner has to make a claim against Guarantor. Owner and Guarantor agree to waive trial by jury in any such action, proceeding or counterclaim brought against the other on any matters concerning the attached Lease or the Guaranty. Guarantor will pay reasonable attorneys' fees, court costs and other expenses incurred by Owner in enforcing or attempting to enforce this Guaranty. This Guaranty shall be binding upon the Guarantor and shall inure to the benefit of the Owner, and their respective heirs, distributees, executors, administrators, successors and assigns. The Guarantors shall be jointly and severally liable under this Guaranty.

Guarantor further agrees that if Tenant becomes insolvent or shall be adjudicated a bankrupt or shall file for reorganization or similar relief or if such petition is filed by creditors of Tenant, under any present or future Federal or State law, Guarantor's obligations hereunder may nevertheless be enforced against the Guarantor. The termination of the Lease pursuant to the exercise of any rights of a trustee or receiver in any of the foregoing proceedings, shall not affect Guarantor's obligation hereunder or create in Guarantor any setoff against such obligation. Neither Guarantor's obligation under this Guaranty nor any remedy for enforcement thereof, shall be impaired, modified or limited in any manner whatsoever by any impairment, modification, waiver or discharge resulting from the operation of any present or future operation of any present or future provision under the National Bankruptcy Act or any other statute or decision of any court. Guarantor further agrees that its liability under this Guaranty shall be primary and that in any right of action which may accrue to Owner under the Lease, Owner may, at its option, proceed against Guarantor and Tenant, or may proceed against either Guarantor or Tenant without having commenced any action against or having obtained any judgment against Tenant or Guarantor.

Dated, ______________________________

______________________________ Guarantor
Name:

______________________________________ Address

STATE OF NEW YORK)
) ss.:
COUNTY OF)

On the ____ day of __________ in the year _______, before me, the undersigned, a Notary Public in and said State of New York, _________________________ personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
Notary Public

______________________________ Guarantor
Name:

______________________________________ Address

STATE OF NEW YORK)
) ss.:
COUNTY OF)

On the ____ day of __________ in the year _______, before me, the undersigned, a Notary Public in and said State of New York, _________________________ personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

____
Notary Public

Exhibit A

MEMORANDUM CONFIRMING TERM

[*DELETE IF INAPPLICABLE*]

~~THIS MEMORANDUM ("Memorandum") is made as of ______________, ___, ______ between ______________________________, ("Owner") and ______________________________ ("Tenant"), pursuant to that certain Lease Agreement between Owner and Tenant dated as of ______________ ___, ______ (the "Lease") for the Apartment located at ______________________________ (the "Apartment"), and more particularly described in the Lease. All initial capitalized terms used in this Memorandum have the meanings ascribed to them in the Lease.~~

~~1) Owner and Tenant hereby confirm that:~~

~~(a) The Lease Commencement Date of the Lease Term is ______________, ______;~~
~~(b) The expiration date of the Lease Term is ______________, ___, ______; and~~
~~(c) The date Rent commences under the Lease is ______________, ___, ______.~~

~~2) Tenant hereby confirms that:~~

~~(a) All commitments, arrangements or understandings made to induce Tenant to enter into the Lease have been satisfied;~~
~~(b) The condition of the Apartment complies with Owner's obligations under the Lease; and~~
~~(c) Tenant has accepted and is in full and complete possession of the Apartment.~~

~~3) This Memorandum shall be binding upon and inure to the benefit of the parties and their permitted successors and assigns.~~

~~IN WITNESS WHEREOF, the parties have executed this Memorandum as of the date first set forth above.~~

~~OWNER:~~

~~By:~~ ______________________
Name:

~~TENANT:~~

~~By:~~ ______________________
~~Name:~~

~~By:~~ ______________________
~~Name:~~

Exhibit B

OWNER'S WORK

[DELETE IF INAPPLICABLE]

Owner shall perform the following work in the Apartment prior to the Lease Commencement Date:

Exhibit C

APARTMENT FURNITURE
[DELETE IF INAPPLICABLE]

~~The following is a list of Landlord's furniture and furnishings remaining in the Apartment:~~

Use with Real Estate Board Condo Apartment Lease
new or renewal
REB 7/19

RIDER

[DELETE IF THE BUILDING WAS ERECTED AFTER 1978]

DISCLOSURE OF INFORMATION ON LEAD-BASED PAINT AND/OR LEAD-BASED PAINT HAZARDS

LEAD WARNING STATEMENT

Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips, and dust can pose health hazards if not managed properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing, lessors must disclose the presence of known lead- based paint and/or lead-based paint hazards in the dwelling. Lessees must also receive a federally ap- proved pamphlet on lead poisoning prevention.

LESSOR'S DISCLOSURE

(a) Presence of lead-based paint and/or lead-based paint hazards (Check (i) or (ii) below):

(i) ________ Known lead-based paint and/or lead-based paint hazards are present in the housing (Explain):

____

(ii) ________ Lessor has no knowledge of lead-based paint and/or lead-based paint hazards in the housing.

(b) Records and reports available to the lessor (Check (i) or (ii) below:

(i) ________ Lessor has provided the lessee with all available records and reports pertaining to lead-based paint and/or lead-based paint hazards in the housing (list documents below).

____

(ii) ________ Lessor has no reports or records pertaining to lead-based paint and/or lead-based paint hazards in the housing.

Lessee's Acknowledgment (initial)

(c) ________ Lessee has received copies of all information listed above.

(d) ________ Lessee has received the pamphlet, ***Protect Your Family from Lead In YourHome.***

Agent's Acknowledgment (initial)

(e) ________ Agent has informed the lessor of the lessor's obligations under 42 U.S.C. 4852d and is aware of his/ her responsibility to ensure compliance.

Certification of Accuracy

The following parties have reviewed the information above and certify to the best of their knowledge that the information they have provided is true and accurate.

____
Lessor

______________________________ ________
Signature Date

____
Lessee

______________________________ ________
Signature Date

DISREGARD THIS FORM - ALREADY IN MILFORD'S RENTAL BOARD PKG

NYC Health

WINDOW GUARDS REQUIRED

Lease Notice to Tenant

New York City
Department of Health
and Mental Hygiene

You are required by law to have window guards installed in all windows if a child 10 years of age or younger lives in your apartment.

Your landlord is required by law to install window guards in your apartment:
if a child 10 years of age or younger lives in your apartment,

OR

if you ask him to install window guards at any time (you need not give a reason).

It is a violation of law to refuse, interfere with installation, or remove window guards where required.

CHECK ONE

- ☐ CHILDREN 10 YEARS OF AGE OR YOUNGER LIVE IN MY APARTMENT
- ☐ NO CHILDREN 10 YEARS OF AGE OR YOUNGER LIVE IN MY APARTMENT
- ☐ I WANT WINDOW GUARDS EVEN THOUGH I HAVE NO CHILDREN 10 YEARS OF AGE OR YOUNGER

Tenant (Print)

Tenant's Signature Date

Tenant's Address Apt No.

RETURN THIS FORM TO:

Owner/Manager

Owner/Manager's Address

For Further Information call 311 for Window Falls Prevention

DISREGARD THIS FORM - ALREADY IN MILFORD'S RENTAL BOARD PKG

RIDER

NOTICE TO TENANT

DISCLOSURE OF BEDBUG INFESTATION HISTORY

Pursuant to the NYC Housing Maintenance Code, an owner/managing agent of residential rental property shall furnish to each tenant signing a vacancy lease a notice that sets forth the property's bedbug infestation history.

Name of tenant(s):

Subject Premises:

Apt. #:

Date of vacancy lease:

BEDBUG INFESTATION HISTORY

(Only boxes checked apply)

[ ] There is no history of any bedbug infestation within the past year in the building or in any apartment.

[ ] During the past year the building had a bedbug infestation history that has been the subject of eradication measures. The location of the infestation was on the ______________ floor(s).

[ ] During the past year the building had a bedbug infestation history on the ____________ floor(s) and it has not been the subject of eradication measures.

[ ] During the past year the apartment had a bedbug infestation history and eradication measures were employed.

[ ] During the past year the apartment had a bedbug infestation history and eradication measures were not employed.

[ ] Other: ____.

Signature of Tenant(s): ______________________________ Dated: ______________

Signature of Owner/Agent: ____________________________ Dated: ______________

DBB-N (DHCR 10/10)

RIDER

DISREGARD THIS FORM - ALREADY IN MILFORD'S RENTAL BOARD PKG

SPRINKLER DISCLOSURE

Pursuant to the New York State Real Property Law, Article 7, Section 231-a, effective December 3, 2014 all residential leases must contain a conspicuous notice as to the existence or non-existence of a Sprinkler System in the Leased Premises.

Name of tenant(s): ______________________

Lease Premises Address: ______________________

Apartment Number: ______________________(the "Leased Premises")

Date of Lease: ____________

CHECK ONE:

1. [ ] **There is NO Maintained and Operative Sprinkler System in the Leased Premises.**

2. [ ] **There is a Maintained and Operative Sprinkler System in the Leased Premises.**

   A. The last date on which the Sprinkler System was maintained and inspected was on______________.

A **"Sprinkler System"** is a system of piping and appurtenances designed and installed in accordance with generally accepted standards so that heat from a fire will automatically cause water to be discharged over the fire area to extinguish it or prevent its further spread (Executive Law of New York, Article 6-C, Section 155-a(5)).

Acknowledgment & Signatures:

I, the Tenant, have read the disclosure set forth above. I understand that this notice, as to the existence or non-existence of a Sprinkler System is being provided to me to help me make an informed decision about the Leased Premises in accordance with New York State Real Property Law Article 7, Section 231-a.

Tenant :	Name: ______________		
	Signature: ______________	Date	________
	Name: ______________		
	Signature: ______________	Date:	________
Owner	Name: ______________		
	Signature ______________	Date	________

RIDER

OCCUPANCY NOTICE FOR INDOOR ALLERGEN HAZARDS

DISREGARD THIS FORM - ALREADY IN MILFORD'S RENTAL BOARD PKG

I.The owner of the building located at is required, under New York City Administrative Code section 27-2017.1 et seq., to make an annual inspection for indoor allergen hazards (such as mold, mice, rats, and cockroaches) in your apartment and the common areas of the building. The owner must also inspect if you inform him or her that there is a condition in your apartment that is likely to cause an indoor allergen hazard, or you request an inspection, or the City of New York Department of Housing Preservation and Development has issued a violation requiring correction of an indoor allergen hazard for your apartment. If there is an indoor allergen hazard in your apartment, the owner is required to fix it, using the safe work practices that are provided in the law. The owner must also provide new tenants with a pamphlet containing information about indoor allergen hazards.

2. The owner is also required, prior to your occupancy as a new tenant, to fix all visible mold and pest infestations in the apartment, as well as any underlying defects, like leaks, using the safe work practices provided in the law. If the owner provides carpeting or furniture, he or she must thoroughly clean and vacuum it prior to occupancy. This notice must be signed by the owner or his or her representative, and state that he or she has complied with these requirements.

I, ______________________________(owner or representative name in print), certify that I have complied with the requirements of the New York City Administrative Code section 27-2017.5 by removing all visible mold and pest infestations and any underlying defects, and where applicable, cleaning and vacuuming any carpeting and furniture that I have provided to the tenant. I have performed the required work using the safe work practices provided in the law.

______________________ Signature

__________ Date

RIDER

BUILDING SMOKING POLICY

Building/Property Address: 30 West Street, New York, NY 10027

There is no safe amount of exposure to secondhand smoke. Adults exposed to secondhand smoke have higher risks of stroke, heart disease and lung cancer. Children exposed to secondhand smoke have higher risks of asthma attacks, respiratory illnesses, middle ear disease and sudden infant death syndrome (SIDS). For these reasons, and to help people make informed decisions on where to live, New York City requires residential building owners (referred to in this policy as the "Owner/Manager," which includes the owner of record, seller, manager, landlord, any agent thereof or governing body) in buildings with three or more residential units to create a policy on smoking and share it with all tenants. The building policy on smoking applies to any person on the property, including guests.

Definitions

a. **Smoking:** inhaling, exhaling, burning or carrying any lighted or heated cigar, cigarette, little cigar, pipe, water pipe or hookah, herbal cigarette, non-tobacco smoking product (e.g., marijuana or non-tobacco shisha), or any similar form of lighted object or device designed for people to use to inhale smoke

b. **Electronic Cigarette** (e-cigarette): a battery-operated device that heats a liquid, gel, herb or other substance and produces vapor for people to inhale

Smoke-Free Air Act

New York City law prohibits smoking and using e-cigarettes of any kind in indoor common areas, including but not limited to, lobbies, hallways, stairwells, mailrooms, fitness areas, storage areas, garages and laundry rooms in any building with three or more residential units. NYC Admin. Code, § 17-505.

Policy on Smoking

Smoking is not allowed in the locations checked below (check all boxes that apply). *Even if no boxes are checked, the Smoke-Free Air Act bans smoking tobacco or non-tobacco products, and using e-cigarettes in indoor common areas.*

- ☐ Inside of residential units*
- ☐ Outside of areas that are part of residential units, including balconies, patios and porches
- ☐ Outdoor common areas, including play areas, rooftops, pool areas, parking areas, and shared balconies, courtyards, patios, porches or yards
- ☐ Outdoors within 15 feet of entrances, exits, windows, and air intake units on property grounds
- ☐ Other areas/exceptions: ______________________________

* Rent-stabilized and rent-controlled units may be exempt from a policy restricting smoking inside residential units unless the existing tenant consents to the policy in writing.